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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (date of earliest event reported): April 26, 2007


                             ACME UNITED CORPORATION
             (Exact name of registrant as specified in its charter)
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          Connecticut                    001-07698              06-0236700
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         file number)        Identification No.)


60 Round Hill Road, Fairfield, Connecticut                        06824
 (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (203) 254-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement.

At the Annual Meeting of Shareholders (the "Annual Meeting") of Acme United Corporation (the "Company") held on April 23, 2007, the Company's shareholders approved an amendment to the Company's 2005 Non-Salaried Director Stock Option Plan (the "Director Plan") that increased the number of the Company's shares available for awards under the Director Plan from 50,000 shares to 90,000 shares, representing an increase of 40,000 shares. A copy of the Director Plan, as amended, is set forth as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

At the Annual Meeting, the Company's shareholders also approved an amendment to the Company's Employee Stock Option Plan, as more fully described below in Item 5.02.


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e) At the Annual Meeting, the Company's shareholders approved an amendment to the Company's Employee Stock Option Plan (the "Employee Plan") that increased the number of the Company's shares authorized to be issued under the Employee Plan from 300,000 shares to 460,000 shares, representing an increase of 160,000 shares. A copy of the Employee Plan, as amended, is set forth as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.


Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Number       Title
------       -----
99.1         Acme United Corporation 2005 Non-Salaried Director Stock Option
             Plan, as amended.


99.2         Acme United Corporation Employee Stock Option Plan, as amended.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ACME UNITED CORPORATION

By          /s/ WALTER C. JOHNSEN
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                Walter C. Johnsen
                 President and
             Chief Executive Officer

Dated:   April 26, 2007



By          /s/ PAUL G. DRISCOLL
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                Paul G. Driscoll
               Vice President and
              Chief Financial Officer

Dated:  April 26, 2007